Exhibit 99.1
American Physicians Capital, Inc. Investor Presentation November 2006 R. Kevin Clinton President & CEO Frank H. Freund Chief Financial Officer Ann Storberg VP, Investor Relations

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward-looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased competition could adversely affect our ability to sell our products at premium rates we deem adequate, which may result in a decrease in premium volume, a decrease in our profitability, or both; our reserves for unpaid losses and loss adjustment expenses are based on estimates that may prove to be inadequate to cover our losses; our exit from various markets and lines of business may prove more costly than originally anticipated; tort reform legislation may have adverse or unintended consequences that could materially and adversely affect our results of operations and financial condition; if we are unable to obtain or collect on ceded reinsurance, our results of operations and financial condition may be adversely affected; the insurance industry is subject to regulatory oversight that may impact the manner in which we operate our business; our geographic concentration in certain Midwestern states and New Mexico ties our performance to the business, economic, regulatory and legislative conditions in those states; an interruption or change in current marketing and agency relationships could reduce the amount of premium we were able to write; a downgrade in the financial strength rating of our insurance subsidiaries could reduce the amount of business we were able to write; changes in interest rates could adversely impact our results of operation, cash flows and financial condition; our status as an insurance holding company with no direct operations could adversely affect our ability to meet our debt obligations and fund future share repurchases; any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 9,500 policies in-force at Sept. 30, 2006 Marketing in primarily 5 states with a focus on the upper Midwest region Direct premiums written totaled $125.7 million in first nine months of 2006 Assets totaled $1.1 billion at September 30, 2006 NASDAQ: ACAP Market cap $424 million1 1As of November 6, 2006

Snapshot of APCapital 4% 18% 34% 13% 29% YTD 9/30/06 DWP - % by state Expansion Market Share Ranking 1 Core States Internal 5th Ohio2 Acquired KMIC in 1996 5th Kentucky Internal 2nd Illinois2 Merged NMPML in 1997 1st New Mexico3 Home State 2nd Michigan2 1 Based on 2005 direct premiums written from Thomson Financial/One Source 2 Implemented tort reform 3 Patient compensation fund

Key Components of our Strategic Plan Focus on return on equity Strong management team Focus on medical professional liability in core markets Rate adequacy Stringent and innovative underwriting practices Strong reserves Aggressive claims management

Strong Management Team 2002 17 VP, Claims Cathy Shutack BS, RRT 1987 19 VP, Marketing Laura Kline CIC, CPCU 2001 20 Chief Operating Officer Annette Flood RN, JD 2002 13 VP, Actuarial Kevin Dyke FCAS 2002 17 VP, Risk Management Nancy Fitzgerald LPN, CPHQ 2002 27 VP, Underwriting Rhonda Fossitt CPCU, RPLU 1997 24 Chief Financial Officer Frank Freund CPA 2001 28 President & CEO Kevin Clinton FCAS Year Joined APCapital Years of Industry Experience Title Name

Return to Profitability via Rate Adequacy 2002 2003 2004 2005 Annual 0.3 0.349 0.211 0.092 Cumulative 0.3 0.754 1.124 1.325 Average Rate Increases Since 2002

Performing on-site visits by risk management Implementing unique underwriting systems Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties in high risk areas Lowered maximum policy limits 98% of policies at September 30, 2006 were at or below $1 million Stringent and Innovative Underwriting

Strong Distribution System Use a focused, multi-channeled distribution system 2005 premiums were generated through Captive agents - 33% of premiums Independent agents - 55% of premiums Direct - 12% of premiums Market product through approximately 47 agencies Adding additional agents Enhance distribution system by leveraging strategic business alliances Medical society endorsements Purchasing group programs Other marketing alliances

Strong Reserves Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 6/1/2005 9/1/2005 Dec-05 3/1/2006 6/1/2006 9/1/2006 Net Loss & LAE IBNR* 118 122 141 141 144 154 164 170 178 188 203 228 Number of Open Claims 4447 4103 3885 3803 3342 3344 3211 3109 2991 2976 2558 2347 *Includes Death, Disability & Retirement and Unallocated Loss Adjustment Expense, Excludes PIC - FL PL Net Loss & LAE IBNR and Open Claims $110M increase since Dec 2003

Strong Reserves 12/1/2003 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 6/1/2006 9/1/2006 East 114000 125200 136300 140400 160000 160800 167300 173900 181970 183380 215630 236049

Favorable Trial Results 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Defense Verdict Plaintiff Verdict APA 0.91 0.09 APCapital (2004, 2005 & YTD 9/30/06) Defense Verdict Plaintiff Verdict Industry 0.84 0.16 Industry Data* (2004) Defense Verdict Plaintiff Verdict Industry Data, 2004* Mean Settlement $311,704 Mean Verdict $606,907 *Source: Physician Insurers Association Data Sharing Program

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 East 767 748 729 774 803 694 631 529 525 459 431 371 404 401 361 347 308 296 297

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 East 41296 46554 58045 51124 57641 55209 67631 82319 81893 95498 102920 119046 104027 102648 113898 117309 121568 126747 127185 Medical Professional Liability

FRANK H. FREUND CHIEF FINANCIAL OFFICER Note: All share and per share data in this presentation have been adjusted to reflect the stock split.

Financial Highlights YTD Sept. 30, 2006 Highlights Pre-tax income up 61% to $45 million Continued strong investment returns Current year Loss & LAE expenses down $14.6 million positive reserve development Modified reinsurance agreement effective 1/1/06, retaining more risk and ceding less premium Effective tax rate 32% - impacted by movement into tax-exempt securities APCapital, Inc. Consolidated

12 Quarters of Profitable Results 4Q 2003 1Q 2004 2Q 2004 3Q 2004 4Q 2004 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 Pre-Tax Income 1363 4781 3576 4773 6620 7591 9767 10561 16948 13172 15617 16187 Combined Ratio 1.149 1.149 1.114 1.079 1.047 1.025 1.002 0.955 0.915 0.923 0.896 0.845 ($ in thousands)

Tax-Adjusted Operating Income* 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 East 0.17 0.23 0.26 0.29 0.37 0.48 0.55 0.67 0.7 0.79 0.91 *Diluted operating income per share is adjusted for deferred tax valuation allowance changes from 1Q04 to 2Q05 and excludes net realized gains or loss, net of tax.

High-Quality Investment Portfolio Investment Portfolio Highlights Improved average rating of bond portfolio: AA+ at 9/30/06 vs. AA at 12/31/05 Average yield on investments: 5.29% in 3Q06 Maintain a modified duration of 4.16 years at 9/30/06 5th best bond investment performance nationwide according to Ward's* Corporate Bonds Mortgage-backed Securities U.S Government Bonds Tax-Exempt Securities Cash & Cash Equivalents Other East 0.32 0.19 0.17 0.24 0.06 0.02 Investments totaled $870 million at September 30, 2006 *Based on highest 2005 bond yield, minimum net premiums written of $100 million

Book Value Growth 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 16.11 15.93 16.51 15.14 15.69 15.54 15.31 20.08 20.37 20.9 21.29 21.71 22.75 Up $7.21 since YE04

Share Buy Back History Two Outstanding Programs 2006 10b5-1 plan originally authorizing $20 million expanded to $30 million, $22.8 million utilized through October 26, 2006. Board adopted another 10b5-1 plan for 2007 and authorized $32 million to this plan. ~ 405,000 split adjusted shares remaining from November 2005 Board authorization (Dollars in thousands) (Shares repurchased in thousands)

Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Good position in the underwriting cycle Continued positive trends

? Questions